Cover	Jun. 24, 2026
Cover [Abstract]
Amendment Flag	true
Amendment Description	Amended to include final prospectus for SEC Review.
Entity Central Index Key	0002129781
Document Type	S-6
Entity Registrant Name	FT 13045
Document Period End Date	Jun. 24, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks above-average capital appreciation. Under normal circumstances, the Trust will invest at least 80% of its assets in securities included in the Indxx US Manufacturing Index as of the Initial Date of Deposit. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the information technology sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust seeks to invest in companies that produce goods within the United States and seeks to identify sectors and companies poised to benefit from favorable current government policy, growing demand, and rising investment in American manufacturing. Favorable current government policies may include tariffs on imported goods that make domestic alternatives more cost-competitive, tax policy changes that provide benefits to manufacturers, and industry specific subsidies, grants, and tax credits that incentivize industrial investment in critical industries. The portfolio includes companies in the Indxx US Manufacturing Index. The Indxx US Manufacturing Index is designed to capture the performance of companies across the American manufacturing sector. As of June 15, 2026, the Indxx US Manufacturing Index had a market capitalization range between $2 billion and $5.1 trillion.

Our selection process begins by selecting common stocks of companies listed on the Indxx US Manufacturing Index. The common stocks are evaluated based upon multiple factors designed to identify those common stocks that exhibit strong fundamental characteristics and to eliminate those that do not meet our investment criteria. Such factors include:

•	Market capitalization greater than $5 billion;
•	Long-term debt to market value of equity (the ratio of a company’s long-term borrowings to the total value of its outstanding shares in the open market) less than 30%;
•	Return on invested capital (an assessment of a company’s efficiency in allocating capital to profitable investments) of at least 5%; and
•	Cash flow analysis (an assessment of a company’s cash inflows, cash outflows, and available cash to evaluate its ability to fund operations, repay debt, and invest in future growth).

The final step in our process is to select companies based on the fundamental analysis conducted by our team of research analysts. The common stocks selected for the portfolio are those that meet our investment objective, trade at attractive valuations and, in our opinion, are likely to exceed market expectations of future cash flows.

“Indxx” and “Indxx US Manufacturing Index” are trademarks of Indxx, LLC and have been licensed for use for certain purposes by First Trust Advisors L.P. The portfolio is based on the Indxx US Manufacturing Index and is not sponsored, endorsed, sold or promoted by Indxx, LLC, and Indxx, LLC makes no representation regarding the advisability of trading in such product.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objective of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.